Exhibit 99.2

Contact:

Jason D. Feldman

Vice President, Investor Relations

203-363-7329

www.craneco.com

Crane Holdings, Co. Announces Board of Directors and Executive

Leadership Team for Crane NXT Following Separation Transaction

Crane Company and Crane NXT on Track to Become

Independent Companies on April 3, 2023

STAMFORD, CT, (March 28, 2023) – Crane Holdings, Co. (“Crane,” NYSE: CR), a diversified manufacturer of highly engineered industrial products, today announced the members of its board of directors and executive officers for Crane NXT, which is scheduled to become an independent, publicly traded company following its April 3, 2023 separation transaction.

Aaron W. Saak, Crane NXT President and Chief Executive Officer, commented: “Crane NXT is beginning its journey as a new public company with an outstanding, highly experienced board of directors and executive team. Importantly, we will benefit both from continuity in our leadership ranks as well as new perspectives. We look forward to hitting the ground running as we embark on this exciting new chapter for our company and build on the strong foundation we have in place to deliver long-term growth and value creation for our stakeholders.”

The Crane NXT board of directors will be composed of (* indicates carry over from Crane’s current board):

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John S. Stroup (Chairman)*: With more than 30 years of experience in highly engineered product manufacturing, Mr. Stroup is the former Chairman, President, and CEO of Belden Inc., a leader in signal transmission and security solutions. He is currently an operating advisor at Clayton, Dubilier & Rice and director of Zurn Elkay Water Solutions Corp. Mr. Stroup has extensive experience in industrial manufacturing and business strategy development.

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Michael Dinkins*: Mr. Dinkins is President and CEO of Dinkins Financial, a consulting firm that helps small businesses gain access to capital, and previously held a number of roles with Integer Holdings Corporation including serving as a board member and as CFO. He currently serves as a director of Community Health Systems, Inc. and The Shyft Group. Mr. Dinkins has sophisticated financial expertise acquired through public company chief financial officer, chief executive officer and financial, IT and internal audit roles.

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William Grogan: Mr. Grogan currently serves as Senior Vice President and Chief Financial Officer of IDEX Corp., which he joined more than a decade ago. Prior to becoming CFO, Mr. Grogan was the finance leader of all operations for IDEX, spanning a global manufacturing footprint that creates mission-critical components for a wide range of markets. He previously led store operations finance for Walgreens. Mr. Grogan has extensive financial expertise acquired as a public company chief financial officer, including significant experience in strategic planning, and mergers and acquisitions, along with a history of optimizing capital deployment through a disciplined acquisition strategy and a consistent philosophy of returning funds to shareholders.

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Cristen Kogl: With more than 30 years of legal experience, Ms. Kogl currently serves as Chief Legal Officer, General Counsel and Corporate Secretary at Zebra Technologies. She joined Zebra Technologies in 2015 having previously served as Executive Vice President and General Counsel of National Express LLC and in legal roles with a number of additional corporations. Ms. Kogl has operational and organizational expertise from managing global legal and compliance teams, with experience in mergers & acquisitions, intellectual property, U.S. public company governance and SEC regulations, executive compensation, commercial contracting, enterprise risk management, litigation management, labor relations, government affairs, and compliance functions.

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Ellen McClain*: Ms. McClain has extensive experience in financing and operating roles at public and private enterprises, including the New York Racing Association and Hearst-Argyle Television. Ms. McClain is currently President of Year Up, a non-profit provider of job training, and a director of the Horseracing Integrity and Safety Authority. She has broad experience as a senior executive with responsibility for organizational direction and development, financial expertise, and intellectual capital.

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Max H. Mitchell*: Mr. Mitchell currently serves as President and CEO of Crane Holdings, Co. and will serve as Crane Company’s President and CEO following the separation. Mr. Mitchell has been with Crane since 2004, in previous roles as President of Crane’s Fluid Handling Group, Executive Vice President and Chief Operating Officer, and President and Chief Operating Officer. Before joining Crane, he served in operating roles at Pentair Tool Group and Danaher Corp., and began his career at Ford Motor Company. He is a member of the G100 and sits on the Board of Trustees of the Manufacturers Alliance.

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Aaron W. Saak: Mr. Saak was appointed Crane NXT President and CEO in November 2022 and has more than 20 years of experience leading technology-focused businesses for multinational organizations. Before joining Crane, Mr. Saak served as President and CEO of Mobility Solutions and President of Gilbarco Veeder-Root (GVR), a subsidiary of the Vontier Corporation. Prior to GVR, Mr. Saak held senior leadership roles with Tyco International, including as Vice President, General Manager for the SimplexGrinnell business. Additionally, his career includes a ten-year tenure at General Electric. Mr. Saak has years of experience leading complex engineered technology businesses for world class industrial organizations; he has built strong teams with a high degree of ethics, integrity, collaboration, empowerment, and entrepreneurial spirit; he is customer focused, process-driven, with a continuous improvement mindset, applying a metrics-oriented approach to driving business performance; and he is a proven leader at driving successful profitable growth for all stakeholders.

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James L.L. Tullis*: Mr. Tullis is a highly experienced venture capital investor with significant expertise in management, strategy, finance, and governance matters. He is Chairman of Tullis Health Investors, LLC, a venture capital firm, as well as the Chairman of the Board of Lord Abbett & Co. Mutual Funds, and a director of Alphatec Holdings, Inc. and Exagen Diagnostics.

A ninth member of the Crane NXT board will be appointed, and a search for that position is underway. Messrs. Tullis and Mitchell are expected to remain on the Crane NXT Board for a short transitionary period so Crane NXT may benefit from their respective insights and experience.

The executive officers of Crane NXT will be (* indicates significant tenure at Crane Holdings, Co. pre-separation):

•	Aaron W. Saak, President & Chief Executive Officer: Bio above

•

Christina Cristiano, Senior Vice President & Chief Financial Officer*: With nearly three decades of financial and accounting experience, Ms. Cristiano previously served as Crane Holdings’ Vice President, Controller & Chief Accounting Officer. Prior to joining Crane in 2019, Ms. Cristiano held senior management roles with Thomson Reuters and Ernst & Young.

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Paul G. Igoe, Senior Vice President, General Counsel, and Secretary: Mr. Igoe is a highly experienced general counsel in the industrial technology sector and previously served as Executive Vice President, General Counsel, Chief Compliance Officer, and Secretary of Excelitas Technologies Corp. Prior to joining Excelitas, he served in general counsel roles with a number of technology companies and began his career with Wilmer, Cutler, Pickering, Hale and Dorr LLP.

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Jennifer Kartono, Senior Vice President, Chief Human Resources Officer: With an HR career spanning over 28 years with public companies, Ms. Kartono most recently served as Senior Vice President and Global Human Resources for Iron Mountain, Inc. Prior to Iron Mountain, she held HR leadership roles with Iona Technologies.

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Kurt Gallo, Senior Vice President*: Mr. Gallo joined Crane in 2008 and is an experienced executive with a deep management and engineering background, having previously held a number of leadership roles with Danaher Corporation. Since 2019, Mr. Gallo has overseen the Crane Payment Solutions (CPI) and Crane Currency businesses and will continue to do so for Crane NXT.

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Bianca B. Shardelow, Vice President, Controller & Chief Accounting Officer*: Ms. Shardelow has served as Crane’s Chief Audit Executive since 2019 overseeing the global Internal Audit organization. Prior to joining Crane, she held accounting and compliance roles with Refinitiv and Thomson Reuters and began her career at Deloitte in South Africa.

Other key executives of Crane NXT will be (* indicates significant tenure at Crane Holdings, Co. pre-separation):

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Kris R. Salovaara, Vice President, Business Development & Strategy*: Mr. Salovaara joined Crane in 2011 with responsibility for strategy, acquisitions, and divestitures, and he was instrumental in the acquisitions and integrations of MEI, Crane Currency, and Cummins Allison, among other transactions. Prior to joining Crane, he gained extensive experience in mergers and acquisitions from investment banking roles at FBR Capital Markets, Goldman Sachs, Bear Stearns, Helander Partners, and Watch Hill Partners.

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Paul French, Vice President, Crane Business System*: Mr. French was appointed Vice President of Crane NXT Business System (CBS) in 2023, and he has responsibility for CBS globally. He joined Crane in 2011 and held operations and general management roles in the Crane Payment Innovations business until his appointment as Director of CBS in 2021. Prior to joining Crane, Paul had a successful career holding various operations and general management positions with Continental Automotive and Linde Heavy Truck Division.

About Crane Holdings, Co. and the Upcoming Separation Transaction

Crane Holdings, Co. is a diversified manufacturer of highly engineered industrial products. Founded in 1855, Crane provides products and solutions to customers across end markets including aerospace, defense, chemical and petrochemical, water and wastewater, payment automation, and banknote security and production, as well as for a wide range of general industrial and consumer applications. The Company has four business segments: Aerospace & Electronics, Process Flow Technologies, Payment & Merchandising Technologies, and Engineered Materials. Crane has approximately 11,000 employees in the Americas, Europe, the Middle East, Asia and Australia. For more information, visit www.craneco.com.

As previously announced, Crane will be separating into two independent companies on April 3, 2023. The separation is expected to occur through a tax-free distribution of the Aerospace & Electronics, Process Flow Technologies, and Engineered Materials businesses to the Company’s shareholders. Payment & Merchandising Technologies will be renamed Crane NXT concurrent with the separation, and the Aerospace & Electronics, Process Flow Technologies, and Engineered Materials businesses will be named Crane Company. Upon completion of the separation, shareholders as of the record date will own 100% of the equity in both of the publicly traded companies.

The separation is subject to the satisfaction of customary conditions. Shareholder approval is not required.

Forward-Looking Statements Disclaimer

This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief, or expectations, including, but not limited to: statements regarding Crane’s and the ultimate spin-off company’s (“SpinCo”) portfolio composition and their relationship following the business separation; the anticipated timing, structure, benefits, and tax treatment of the separation transaction; benefits and synergies of the separation transaction; strategic and competitive advantages of each of Crane and SpinCo; future financing plans and opportunities; and business strategies, prospects and projected operating and financial results. In addition, there is also no assurance that the separation transaction will be completed, that Crane’s Board of Directors will continue to pursue the separation transaction (even if there are no impediments to completion), that Crane will be able to separate its businesses or that the separation transaction will be the most beneficial alternative considered. We caution investors not to place undue reliance on any such forward-looking statements.

Words such as “anticipate(s),” “expect(s),” “intend(s),” “believe(s),” “plan(s),” “may,” “will,” “would,” “could,” “should,” “seek(s),” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained.

Risks and uncertainties that could cause actual results to differ materially from our expectations include, but are not limited to: changes in global economic conditions (including inflationary pressures) and geopolitical risks, including macroeconomic fluctuations that may harm our business, results of operation and stock price; the continuing effects from the COVID-19 pandemic on our business and the global and U.S. economies generally; information systems and technology networks failures and breaches in data security, theft of personally identifiable and other information, non-compliance with our contractual or other legal obligations regarding such information; our ability to source components and raw materials from suppliers, including disruptions and delays in our supply chain; demand for our products, which is variable and subject to factors beyond our control; governmental regulations and failure to comply with those regulations; fluctuations in the prices of our components and raw materials; loss of personnel or being able to hire and retain additional personnel needed to sustain and grow our business as planned; risks from environmental liabilities, costs, litigation and violations that could adversely affect our financial condition, results of operations, cash flows and reputation; risks associated with conducting a substantial portion of our business outside the U.S.; being unable to identify or complete acquisitions, or to successfully integrate the businesses we acquire, or complete dispositions; adverse impacts from intangible asset impairment charges; potential product liability or warranty claims; being unable to successfully develop and introduce new products, which would limit our ability to grow and maintain our competitive position and adversely affect our financial condition, results of operations and cash flow; significant competition in our markets; additional tax expenses or exposures that could affect our financial condition, results of operations and cash flows; inadequate or ineffective internal controls; specific risks relating to our reportable segments, including Aerospace & Electronics, Process Flow Technologies, Payment & Merchandising Technologies and Engineered Materials; the ability and willingness of Crane and SpinCo to meet and/or perform their obligations under any contractual arrangements that are entered into among the parties in connection with the separation transaction and any of their obligations to indemnify, defend and hold the other party harmless from and against various claims, litigation and liabilities; and the ability to achieve some or all the benefits that we expect to achieve from the separation transaction.

Readers should carefully review Crane’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of Crane’s Annual Report on Form 10-K for the year ended December 31, 2022 and the other documents Crane and its subsidiaries file from time to time with the SEC. Readers should also carefully review the “Risk Factors” section of the registration statement relating to the business separation, which has been filed by SpinCo with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

These forward-looking statements reflect management’s judgment as of this date, and Crane assumes no (and disclaims any) obligation to revise or update them to reflect future events or circumstances.

We make no representations or warranties as to the accuracy of any projections, statements or information contained in this document. It is understood and agreed that any such projections, targets, statements and information are not to be viewed as facts and are subject to significant business, financial, economic, operating, competitive and other risks, uncertainties and contingencies many of which are beyond our control, that no assurance can be given that any particular financial projections ranges, or targets will be realized, that actual results may differ from projected results and that such differences may be material. While all financial projections, estimates and targets are necessarily speculative, we believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this press release should not be regarded as an indication that we or our representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, securities for sale.